                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X]  Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive proxy statement.
[ ]  Definitive additional materials.
[ ]  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

                              UNITED BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

         (1)      Title of each class of security to which transaction applies:

                  --------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------
         (5)      Total fee paid:

                  --------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
         0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
         (3)      Filing Party:

                  --------------------------------------------------------------
         (4)      Date Filed:

                  --------------------------------------------------------------

                           [UNITED BANCORP LETTERHEAD]

                                                                  March 16, 2001

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Wednesday, April 18, at 2:00 p.m. local time, at The Citizens Savings Bank's main office, 201 South 4th Street, Martins Ferry, Ohio.

In addition to the election of four directors, shareholder approval of several proposals will be sought at the Annual Meeting. You will be asked to consider and vote upon creating a class of preferred shares with 2,000,000 authorized shares. You will also be asked to consider and vote upon a number of other amendments to our Articles of Incorporation and Code of Regulations. The Proxy Statement describes the purposes and material effects of these proposals.

The Board of Directors asks that you approve these proposals so that the Corporation has greater flexibility and is in a better position to take advantage of potential acquisition, capital raising and other opportunities as they arise, and to improve and clarify provisions for the governance of the Corporation.

The Board of Directors believes that the proposals are in the best interest of United Bancorp and its shareholders. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THESE PROPOSALS FOR PRESENTATION TO YOU FOR YOUR VOTE.

It is important that your shares be voted, and we hope that you will be able to attend the Annual Meeting. We urge you to execute and return the enclosed form of proxy as soon as possible, whether or not you expect to attend the Annual Meeting in person.

                                       Very truly yours,


                                       James W. Everson
                                       Chairman, President and Chief Executive
                                       Officer

Enclosures

                              UNITED BANCORP, INC.
                               MARTINS FERRY, OHIO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2001

TO THE SHAREHOLDERS OF
UNITED BANCORP, INC.                                              March 16, 2001

         The Annual Meeting of Shareholders of United Bancorp, Inc. will be held at 201 South 4th at Hickory Street, Martins Ferry, Ohio, April 18, 2001, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters as more fully described in the Proxy Statement.

PROPOSALS:

         1. ELECTION OF DIRECTORS - To fix the number of directors at seven and to elect four directors.

         2. AUTHORIZATION OF PREFERRED SHARES - To approve amending and restating United Bancorp's Articles of Incorporation to provide for 2,000,000 authorized preferred shares.

         3. ELIMINATION OF CUMULATIVE VOTING - To approve amending and restating United Bancorp's Articles of Incorporation to eliminate the right of cumulative voting in the election of directors. An effect of the amendment to eliminate cumulative voting will be to do both of the following:

         A. TO PERMIT A MAJORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OF DIRECTORS TO ELECT EVERY DIRECTOR; AND

         B. TO PRECLUDE A MINORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OF DIRECTORS FROM ELECTING ANY DIRECTOR.

              (Please note that directors will be elected by a plurality of votes and that the removal of directors is controlled by Section 9 of the Amended Code of Regulations which requires the approval of the holders of 75 percent of the outstanding shares and will be only for cause.)

         4. ADDITION OF SUPERMAJORITY SHAREHOLDER VOTE AND FAIR PRICE PROVISIONS - To approve amending and restating United Bancorp's Articles of Incorporation to clarify and to add provisions requiring a supermajority shareholder vote and the payment of a fair price in certain mergers and other business combinations.

         5. SHAREHOLDER VOTE REQUIRED - To approve amending and restating United Bancorp's Articles of Incorporation to reduce the shareholder vote required to authorize mergers and other actions that are first approved by United Bancorp's Board of Directors from two-thirds of the total voting power of the shareholders to a majority of the voting power.

         6. TECHNICAL REVISIONS TO THE ARTICLES OF INCORPORATION - To approve amending and restating United Bancorp's Articles of Incorporation, as more fully described in the accompanying proxy statement, to make certain technical and correcting changes.

         7. AMENDMENT AND RESTATEMENT OF THE CODE OF REGULATIONS - To approve amending and restating United Bancorp's Code of Regulations, as more fully described in the accompanying Proxy Statement, including (a) to permit shareholders to remove a director only for cause and by a supermajority vote of shareholders, (b) to require shareholders to provide notice in advance of shareholder meetings for director nominations and other proposals, (c) to permit the Board of Directors to set the number of directors between seven and twenty-five, (d) to permit the Board of Directors to fill vacancies on the Board of Directors for the unexpired term of office of the vacant position, (e) to permit either two or three classes of directors to be elected for staggered terms, depending on the number of directors, (f) to indemnify directors and officers to the maximum extent permitted by law, (g) to provide that the "control share acquisition" provisions of the Ohio corporation law statutes will not apply to the Corporation, (h) to increase the number of shareholders required to call a special meeting of shareholders to those holding fifty percent of the outstanding shares, and (i) to change or add various other provisions relating to the powers of the Board's Executive Committee and other technical provisions.

         8. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.

         Shareholders of record at the close of business on March 6, 2001, will be entitled to vote the number of shares held of record in their names on that date.

         We urge you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. This proxy may be revoked prior to its exercise.

                                              By Order of the Board of Directors

                                                          Norman F. Assenza, Jr.
                                                                       Secretary

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY FORM(S) WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                              UNITED BANCORP, INC.
                              201 SOUTH 4TH STREET
                            MARTINS FERRY, OHIO 43935

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD APRIL 18, 2001

                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders of United Bancorp, Inc. ("United Bancorp" or the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders, and any adjournment thereof, to be held at the time and place set forth in the accompanying notice ("Annual Meeting"). It is anticipated that the mailing of this Proxy Statement and the enclosed proxy card will commence on or about March 16, 2001.

         At the Annual Meeting, shareholders of the Corporation will be asked to elect four directors and to approve the amendment and restatement of the Corporation's Articles of Incorporation and Code of Regulations to add or change various provisions.

VOTING AND REVOCATION OF PROXIES

         If the enclosed form of proxy is properly executed and returned to the Corporation in time to be voted at the Annual Meeting, the shares represented by your proxy will be voted in accordance with your instructions marked on the proxy. Where properly executed proxies are returned but no such instructions are given, the shares will be voted, (a) "For" the election to the Board of Directors of the persons nominated by the Board of Directors of the Corporation and (b) "For" each proposal set forth in the accompanying notice of the Annual Meeting to amend and restate the Corporation's Articles of Incorporation and Code of Regulations.

         The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation a written notice of revocation, by delivering to the Corporation a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Written notices of revoked proxies may be directed to Norman
F. Assenza, Jr., Secretary, 201 South 4th Street, Martins Ferry, Ohio 43935.

         Directors and executive officers of the Corporation, and their affiliates, had sole or shared voting power with respect to 178,628 common shares of the Corporation, representing 5.82% of the Corporation's common shares outstanding as of December 31, 2000. Such directors and officers have advised the Corporation that they intend to vote all of the Corporation's common shares that they are entitled to vote in favor of each of the proposals.

SOLICITATION OF PROXIES

         The cost of soliciting proxies will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Corporation, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telecopy without additional compensation. The Corporation will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

                               MEETING INFORMATION

DATE, PLACE AND TIME

         The Annual Meeting of Shareholders of the Corporation will be held on Wednesday, April 18, 2001, at 2:00 p.m., local time, at The Citizens Savings Bank, 201 South 4th Street, Martins Ferry, Ohio.

RECORD DATE; VOTING RIGHTS

         Only the Corporation's common shares can be voted at the Annual Meeting. Each share entitles its owner to one vote on all matters.

         The close of business on March 1, 2001 (the "Record Date"), has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting. There were approximately ________ record holders of the Corporation's common shares and ______ of the Corporation's common shares outstanding as of the Record Date.

         The presence in person or by proxy of a majority of the outstanding common shares of the Corporation entitled to vote at the meeting constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

         The four nominees for director who receive the largest number of votes cast "For" will be elected as directors if the number of directors is fixed at seven. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will have no impact on the outcome of the election of directors.

         Each of Proposals 2, 3, 4, 5, 6 and 7 to amend and restate the Corporation's Articles of Incorporation and Code of Regulations must be approved by the affirmative vote of holders of at least two-thirds of all the Corporation's common shares who are entitled to vote.

         Abstentions on Proposals 2, 3, 4, 5, 6 or 7 and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will count as votes against these Proposals.


                           OWNERSHIP OF VOTING SHARES

         The following table sets forth the beneficial ownership of the Corporation's common shares by each of the Corporation's directors and the Corporation's named executive officers, and the directors and executive officers as a group, as of December 31, 2000.

                                                  COMMON SHARES
NAME OF BENEFICIAL OWNER                             OWNED(1)                      PERCENT OF CLASS
------------------------                          --------------                   ----------------
Michael J. Arciello                                    3,850                              *
James W. Everson(2)                                   72,007                              2.34%
John M. Hoopingarner(3)                                1,802                              *
Terry A. McGhee                                          410                              *
L. E. Richardson, Jr.(4)                              65,351                              2.13%
Richard L. Riesbeck(5)                                12,145                              *
Matthew C. Thomas(6)                                  14,304                              *
Alan M. Hooker(7)                                      2,949                              *

All Directors and Executive
Officers as a Group
(11 in group)                                        178,628                              5.82%

* Ownership is less than 1% of the class.

----------

(1) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

(2) Includes 41,611 shares subject to shared voting and investment power and 30,115 shares subject to options which are exercisable within sixty days of December 31, 2000.

(3) Includes 294 shares subject to options which are exercisable within sixty days of December 31, 2000.

(4) Includes 244 shares subject to options which are exercisable within sixty days of December 31, 2000.

(5)  Includes 10,938 shares subject to shared voting and investment power.

(6)  Includes 1,416 shares subject to shared voting and investment power.

(7) Includes 90 shares subject to shared voting and investment power and 1,621 shares subject to options which are exercisable within sixty days of December 31, 2000.

     As of December 31, 2000, no person was known by the Corporation to be the beneficial owner of more than 5% of the outstanding common shares of the Corporation.

         Directors and officers of United Bancorp and it subsidiaries, and the Corporation's employee benefit plans in total owned 318,802 shares, or 10.37% of all outstanding shares of the Corporation, as of December 31, 2000.

                              ELECTION OF DIRECTORS

         The Code of Regulations of the Corporation provides that the Board of Directors of the Corporation shall be divided into classes. Ohio law requires that there be at least three directors in each class. Each class shall hold office for a term of two years. At the Annual Meeting, four directors will be elected to a two-year term expiring in 2003.

         The nominees for election at the Annual Meeting are James W. Everson, John M. Hoopingarner, Richard L. Riesbeck, and Matthew C. Thomas, each of whom is currently a director of the Corporation.

NOMINEES

         CLASS "I" DIRECTORS. The following table sets forth certain information with respect to the nominees as Class "I" Directors of the Corporation who will be voted upon at the Annual Meeting. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

                                     PRINCIPAL OCCUPATION FOR          POSITIONS AND OFFICES      DIRECTOR
           NAME               AGE    PAST FIVE YEARS                 HELD WITH UNITED BANCORP       SINCE
James W. Everson               62    Chairman, President and       Chairman, President and          1969
                                     Chief Executive Officer,      Chief Executive Officer,
                                     United Bancorp and The        United Bancorp and The
                                     Citizens Savings Bank         Citizens Savings Bank
                                     Chairman, The Community Bank  Chairman, The Community Bank

John M. Hoopingarner           46    General Manager and                     Director               1992
                                     Secretary/Treasurer,
                                     Muskingum Watershed
                                     Conservancy District

Richard L. Riesbeck            51    President, Riesbeck Food                Director               1984
                                     Market, Inc., a grocery
                                     store

Matthew C. Thomas              44    President, M. C. Thomas                 Director               1988
                                     Insurance Agency, Inc.

CONTINUING DIRECTORS

         CLASS "II" DIRECTORS. The following table sets forth certain information with respect to Class "II" Directors of United Bancorp, whose terms expire in 2002.

                                              PRINCIPAL OCCUPATION FOR PAST       POSITIONS AND OFFICES         DIRECTOR
       NAME                            AGE             FIVE YEARS               HELD WITH UNITED BANCORP         SINCE
Michael J. Arciello                    66     Retired Vice President                    Director                  1992
                                              Finance, Nickles Bakeries

Terry A. McGhee                        50     President and Chief                       Director                  2001
                                              Executive Officer,
                                              Westerman, Inc., a
                                              manufacturing company

L. E. Richardson, Jr.                  68     Retired President -                       Director                  1998
                                              Community Bank of
                                              Glouster


         There were no agreements or understandings pursuant to which any of the persons listed above was selected as a director.

The Board of Directors of United Bancorp met four times in 2000. In 2000 each director attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served.

COMMITTEES OF THE BOARD

         The Board of Directors of United Bancorp has established the following standing audit and compensation committees, with membership noted:

         AUDIT COMMITTEE. (Mr. Arciello, Chairman, and Messrs. McGhee and
Thomas).

         The Audit Committee met four times during 2000. The responsibilities of the Audit Committee include recommending the appointment of and overseeing a firm of independent auditors whose duty it is to audit the books and records of United Bancorp and it subsidiaries for the fiscal year for which they are appointed; monitoring and analyzing the results of internal and regulatory examinations; and monitoring United Bancorp's and its subsidiaries' financial and accounting organization and financial reporting. The Audit Committee's report appears under the caption "Audit Committee Report."

         COMPENSATION COMMITTEE. (Mr. Riesbeck, Chairman, and Messrs. Arciello and Hoopingarner).

         The Compensation Committee met once in 2000. The Compensation Committee has the responsibility of recommending for the approval of the Board of Directors the remuneration arrangements for the directors and executive officers of United Bancorp.

The Compensation Committee's report on executive compensation matters for 2000 appears under the caption "Compensation Committee Report on Executive Compensation".

         United Bancorp does not have a nominating committee or other committee of its Board of Directors that performs the function of nominating persons for the Corporation's Board of Directors. The Board of Directors nominates persons for election as United Bancorp directors.

AUDIT COMMITTEE REPORT

         The Audit Committee of United Bancorp's Board of Directors (the "Committee") is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors (Appendix
A). The members of the Committee are Michael J. Arciello (Chair), Terry A. McGhee and Matthew C. Thomas. The Committee recommends to the Board of Directors the selection of the Corporation's independent accountants.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

         The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

         Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the

Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

Michael J. Arciello, Chairman
Terry A. McGhee
Matthew C. Thomas

         United Bancorp's independent accountants billed the aggregate fees shown below for audit, financial information systems design and implementation and other services rendered to United Bancorp and its subsidiaries for the year 2000.

         Audit Fees                                                    $49,350

         Financial Information Systems Design and                      $     0
         Implementation Fees

         All Other Fees                                                $42,625

                             EXECUTIVE COMPENSATION
                              AND OTHER INFORMATION

         GENERAL. The following information relates to compensation of management for the years ended December 31, 2000, 1999 and 1998, unless otherwise noted below.

         EXECUTIVE COMPENSATION. The following table sets forth the annual and long-term compensation for United Bancorp's Chief Executive Officer and its other executive officers whose total salary and bonus for 2000 exceeded $100,000, as well as the total compensation paid to each individual during United Bancorp's last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                  COMPENSATION
                                                     ANNUAL COMPENSATION             AWARDS
                                                 ----------------------------     ------------
                                                                                   SECURITIES       ALL OTHER
                                                                                   UNDERLYING      COMPENSATION
          NAME AND PRINCIPAL POSITION            YEAR    SALARY($)   BONUS($)      OPTIONS(#)          ($)(A)
          ---------------------------            ----    ---------   --------      ----------      ------------
James W. Everson.............................    2000    $198,400     $15,531             0           $9,456
     Chairman, President and                     1999     199,075      31,774             0            4,800
     Chief Executive Officer                     1998     174,700      44,606             0            2,500

Alan M. Hooker...............................    2000     100,000     $ 6,812             0           $3,340
     President and Chief Executive Officer,      1999      96,300      17,849             0            1,142
     The Community Bank                          1998      13,077           0        11,576                0


(A) The amounts shown in this column for the most recently completed fiscal year were derived from the following figures: (1) contributions by United Bancorp to its 401(k) Plan: Mr. Everson, $5,100; and Mr. Hooker, $2,880; and (2) insurance premiums paid on term life insurance policies: for the benefit of Mr. Everson, $4,356, and for the benefit of Mr. Hooker, $460.

         OPTION EXERCISES AND YEAR-END VALUE TABLE. The following table presents information about stock options exercised during 2000 and unexercised stock options at December 31, 2000 for the two named executive officers.

                    OPTION EXERCISES AND YEAR-END VALUE TABLE

      AGGREGATED OPTION EXERCISES IN 2000 AND FISCAL YEAR END OPTION VALUES

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                                     OPTIONS           IN-THE-MONEY OPTIONS AT
                                                              DECEMBER 31, 2000(#)       DECEMBER 31, 2000($)
                                                            -------------------------  -------------------------
                               SHARES ACQUIRED    VALUE
            NAME                 ON EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
            ----               ---------------   --------   -------------------------  -------------------------
James W. Everson                      0              0              0/30,115                    0/57,713
Alan M. Hooker                        0              0             1,620/9,956                    0/0

         CHANGE-IN-CONTROL ARRANGEMENTS. The Company has entered into change-in-control agreements with Messrs. Everson and Hooker. The agreements provide that Mr. Everson and Mr. Hooker will be entitled to a lump sum severance benefit in the event of their involuntary termination of employment (other than for cause) following a "change in control" of the Corporation. A change in control is defined to include the acquisition of the Corporation and certain other changes in the voting control of the Corporation. In the event of a change in control and the involuntary termination of employment, the agreements provide that Mr. Everson will receive 2.99 times his annual compensation and Mr. Hooker will receive 2.0 times his annual compensation in a lump sum cash payment. Each agreement has a term of one year and is automatically extended for one additional year unless, not later than June 30 of the preceding year, the Corporation gives notice of termination of the agreement. The right of the Corporation to terminate the employment of Mr. Everson or Mr. Hooker prior to a change in control is unaffected by these agreements. In the event a change in control had occurred on January 1, 2001, and Mr. Everson's and Mr. Hooker's employment had been involuntarily terminated on such date (other than for cause), Mr. Everson and Mr. Hooker would have been entitled to receive lump sum severance benefits of $680,220 and $248,988, respectively. In the event a potential change in control is announced, the agreements obligate Mr. Everson and Mr. Hooker to remain in the employment of the Corporation for not less than one year following the change in control of the Corporation.

DIRECTOR COMPENSATION

United Bancorp compensates each director for services as a director in the following manner: each director receives an annual retainer fee of $5,000 regardless of board meeting attendance and $400 per meeting attended. Each member of the Compensation Committee receives $200 for each meeting attended.

PENSION PLAN

         United Bancorp maintains a defined benefit pension plan for its eligible fulltime employees. It may provide monthly benefits commencing as early as age 50, but not later than age 70, for employees who terminate employment or retire with 5 or more years of credited service.

         Benefits at retirement or vested termination of employment are based on years of credited service, and the average of the highest five consecutive years of compensation. The plan is integrated with social security covered compensation.

         The table below sets forth retirement benefits at various levels of compensation and years of service based upon retirement at age 65. For this table, benefits are payable to the participant for life and are based on 2000 terms and factors.

            BENEFIT TABLE FOR A PARTICIPANT ATTAINING AGE 65 IN 2000

                                Years of Service

     AVERAGE
  ANNUAL SALARY          10             15            20            25             30         35 OR MORE
  -------------          --             --            --            --             --         ----------
     $170,000          $27,469       $41,203       $54,937       $68,671        $82,406        $96,140
     $160,000          $25,719       $38,578       $51,437       $64,296        $77,156        $90,015
     $150,000          $23,969       $35,953       $47,937       $59,921        $71,906        $83,890
     $125,000          $19,594       $29,390       $39,187       $48,984        $58,781        $68,577
     $100,000          $15,219       $22,828       $30,437       $38,046        $45,656        $53,265
     $ 75,000          $10,844       $16,265       $21,687       $27,109        $32,531        $37,952
     $ 50,000          $ 6,469       $ 9,703       $12,937       $16,171        $19,406        $22,640
     $ 25,000          $ 2,750       $ 4,125       $ 5,500       $ 6,875        $ 8,250        $ 9,625
     $ 10,000          $ 1,100       $ 1,650       $ 2,200       $ 2,750        $ 3,300        $ 3,850

Notes: Maximum annual pension available in 2000 in accordance with Section 415 of the Internal Revenue Code assuming a minimum of ten years participation is $135,000.

         The maximum annual compensation allowed under Section 401(a)(17) of the Internal Revenue Code in determining a participant's benefit in 2000 is $170,000.

         As of December 31, 2000, Mr. Everson had 39 years of credited service with the Corporation and Mr. Hooker had 2 years of credited service with the Corporation.

OTHER COMPENSATION PLANS

         United Bancorp has established a stock option plan under which the Corporation may award options to acquire the Corporation's common shares to directors and key employees of the Corporation and its subsidiaries. As of December 31, 2000, 42,578 common shares remained available for the grant of options under the Plan.

United Bancorp has also established the United Bancorp, Inc. and United Bancorp, Inc. Affiliate Banks Directors' Deferred Compensation Plan under which directors of the Corporation may defer directors fees and instead receive United Bancorp common shares on retirement or other termination of membership on the Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Under rules established by the Securities and Exchange Commission (the "SEC"), the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chief Executive Officer and, if applicable, the four other most highly compensated executive officers, whose compensation exceeded $100,000 during the Corporation's last fiscal year. The Compensation Committee (the "Committee") has the responsibility of determining the compensation policy and practices of the Corporation with respect to all of the Corporation's executive officers. At the direction of the Board of Directors, the Committee has prepared the following report for inclusion in this Proxy Statement.

         COMPENSATION PHILOSOPHY. This report reflects the Corporation's compensation philosophy as endorsed by the Committee. The Committee determines the level of compensation for the Chief Executive Officer and all other executive officers within the constraints of the amounts approved by the Board.

         Essentially, the executive compensation program of the Corporation has been designed to:

         o Support a pay-for-performance policy that rewards executive officers for corporate performance.

         o    Motivate key senior officers to achieve strategic business goals.

         o Provide compensation opportunities which are comparable to those offered by other peer group companies, thus allowing the Corporation to compete for and retain talented executives who are critical to the Corporation's long-term success.

         SALARIES. The Committee set the base salary paid to Mr. Everson at $175,000 effective January 1, 2000 and paid him directors fees in the amount of $23,400 for serving on the Corporation's Board of Directors and two subsidiary banks' boards of directors Mr. Hooker's base salary was set at $100,000 and he was paid director fees of $6,300 for serving on the board of directors of a subsidiary bank The Corporation has used the services of an independent outside consultant in setting executive compensation, as well as compensation surveys. Mr. Hooker's salary increase reflects his additional responsibility resulting from the Corporation's expansion into Lancaster, Ohio by The Community Bank. Executive officers' salary increase determinations are based upon annual review of the performance of such executives which assess, among other criteria, the performance of the executive against goals set in the prior year, extraordinary service and promotions within the organization and compensation levels within peer groups.

         INCENTIVE COMPENSATION. The executive officers of the Corporation participate in incentive compensation plans which provide the opportunity to earn an annual bonus calculated as a percentage of salary based on achievement of predetermined goals established by the boards of directors of the Corporation and its subsidiary banks. The type and relative weighting of goals may change from year to year. For 2000 the incentive amounts distributed were determined by achievement against specific earnings per share growth, asset growth, return on assets, return on equity and loan to asset ratio targets. In addition, participants other than the Chief Executive Officer have a portion of their incentives determined by goals for their individual areas of responsibility. Eligibility and allocation of incentive awards for all participants are determined by the Compensation Committee.

         LONG-TERM COMPENSATION. Long-term incentive compensation is addressed by the Corporation's stock option plan. The stock option plan was designed to provide long-term incentives to the executive officers and directors of the Corporation, and to better align the interests of management with those of the Corporation, as the level of compensation is directly proportional to the level of appreciation in the market value of the Corporation's common shares subsequent to the date of the option grant.

         MEMBERSHIP OF THE COMPENSATION COMMITTEE. United Bancorp Directors serving on the Compensation Committee are named below:

                  Richard L. Riesbeck, Chairman
                  Michael J. Arciello                         .
                  John M. Hoopingarner


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         Regulations of the Securities and Exchange Commission require the disclosure of any related party transactions with members of the Compensation Committee. During the past year, certain directors and officers, including members of the Compensation Committee, and one or more of their associates may have been customers of and had business transactions with one or more of the bank subsidiaries of United Bancorp, Inc. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features. It is expected that similar transactions will occur in the future. In addition, The Citizens Savings Bank, a wholly-owned subsidiary of the Corporation, pursuant to the terms of a lease entered into on April 1, 1998, paid Riesbeck Food Markets, Inc. $22,500 in 2000, and over the five-year term of the lease, payments will total $112,500 as lease payments for space used in an in-store banking location at St. Clairsville, Ohio. Mr. Riesbeck, Chairman of the Compensation Committee, is an officer, director and shareholder of Riesbeck Food Markets, Inc. Management believes the lease between Riesbeck Food

Markets, Inc. and the Corporation was made on an arms-length basis. Management employed a third party consulting firm that specializes in grocery store banking facilities to establish the terms of the lease.

UNITED BANCORP PERFORMANCE

         The following graph shows a five-year comparison of cumulative total returns for United Bancorp, the NASDAQ-Total U. S. Stock Index, SNL Bank Index, SNL $250M-$500M Bank Index and the SNL Midwest Bank Index.

                              UNITED BANCORP, INC.

                                     [GRAPH]

                                                                     PERIOD ENDING
                                         ---------------------------------------------------------------------
INDEX                                    12/31/95    12/31/96    12/31/97     12/31/98    12/31/99    12/31/00
-----                                    --------    --------    --------     --------    --------    --------
United Bancorp, Inc.                       100.00      175.67      245.37       243.31      166.13      144.85
NASDAQ - Total US*                         100.00      123.04      150.69       212.51      394.92      237.62
SNL Bank Index                             100.00      139.54      211.45       228.73      221.67      261.80
SNL $250M-$500M Bank Index                 100.00      129.85      224.58       201.12      187.11      180.15
SNL Midwest Bank Index                     100.00      136.05      220.58       234.63      184.35      223.24


* Assumes the value of the investment in United Bancorp common shares and each index was $100 on December 31, 1995 and that all dividends were reinvested.

                                   PROPOSAL 2

   PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION TO PROVIDE FOR
                      2,000,000 AUTHORIZED PREFERRED SHARES


         The Board of Directors has unanimously approved and determined to submit to the shareholders for approval a proposal to amend and restate the Corporation's Articles of Incorporation to establish a class of preferred shares, consisting of 2,000,000 authorized shares. If adopted, the proposed amendment will enable the Corporation, at the option of the Board of Directors, to issue series of preferred shares in a manner calculated to take advantage of financing techniques which may provide a lower effective cost of capital to United Bancorp. The proposed amendment, if adopted, will also provide significantly greater flexibility to the Board of Directors in structuring the terms of equity securities that may be issued by the Corporation.

         If the proposed amendment is approved by shareholders, the Board of Directors will be authorized, without shareholder approval, to issue preferred shares on the terms that the Board determines in its discretion. For example, the Board will be able to determine the voting rights, dividend or distribution rate, dates for payment of dividends or distributions, whether dividends are cumulative, that is, whether dividends must first be paid on outstanding preferred shares that are issued before common share dividends are paid, liquidation prices, redemption rights and prices, any sinking fund requirements, any conversion rights and any restrictions on the issuance of any series of preferred shares. The preferred shares may be issued with voting rights which could adversely affect the voting power of the holders of common shares. The preferred shares may be issued with conversion rights which could adversely affect the voting power of the holders of common shares.

         The purpose for establishing the class of preferred shares is to give the Corporation the flexibility to take advantage of various business opportunities, including financings, raising additional capital, shareholders' rights plans and other corporate purposes.

         With several exceptions, such as to eliminate fractional shares, the Ohio General Corporation Law requires that in order for the Board of Directors of the Corporation to have the power generally to act for the Corporation to purchase or redeem its shares, the Articles of Incorporation must authorize it. The Corporation's Articles of Incorporation presently authorize the Board of Directors to purchase or redeem its common shares. If these proposals are approved, that authorization will be continued and will be extended to include authorization for the Board of Directors to redeem or repurchase all securities issued by the Corporation generally, unless the express terms of any particular shares exclude that right.

         In addition, as part of this Proposal 2, the Board of Directors also seeks to eliminate the current provision in the Corporation's Articles of Incorporation that provides that "each shareholder shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation." If this Proposal 2 is adopted, the Articles of Incorporation will provide that holders of common shares will continue to have one vote for each common share.

                                   PROPOSAL 3

                        ELIMINATION OF CUMULATIVE VOTING

         The Board of Directors believes that it would be in the best interest of the Corporation and its shareholders to eliminate the right of shareholders to vote cumulatively in the election of directors.

         The Articles of Incorporation now provide cumulative voting rights to shareholders in the election of directors, so long as at least one shareholder gives written notice at least 48 hours in advance of the shareholder meeting of his or her desire to exercise cumulative voting rights in the election of directors at that meeting. This allows shareholders to vote the number of common shares owned by them times the number of directors to be elected at the shareholders' meeting and to cast that number of votes for one nominee or allocate the votes among the nominees in any manner they want.

         The Board of Directors does not consider cumulative voting to be in the best interest of the Corporation or its shareholders. For a Board of Directors to work effectively for all shareholders, each director should feel a responsibility to the shareholders as a whole and not to any special group of minority shareholders. Minority shareholders voting cumulatively could result in a relatively small number of shares being responsible for the election of one or more directors whose loyalty would be primarily to the minority group responsible for their election, rather than to the Corporation and all its shareholders. If Proposal 3 is approved, no director will be elected by a special interest group of minority shareholders.

         The proposed amendment to eliminate cumulative voting in the election of directors may render more difficult the representation of minority shareholders on the Board of Directors and have the effect of entrenching existing management. The proposed amendment will indirectly eliminate the ability of a hostile minority shareholder to attain representation on the Board of Directors. This proposal is not in response to any effort by a shareholder, or a group of shareholders, to remove any director or otherwise gain representation for any special interest on the Board.

                                   PROPOSAL 4

            ADDITION OF SUPERMAJORITY VOTE AND FAIR PRICE PROVISIONS

         The Board of Directors believes that it would be in the best interest of the Corporation and its shareholders to amend and clarify the current provisions of the Corporation's Articles of Incorporation that require a supermajority vote of shareholders to approve certain business combinations.

         United Bancorp's current Articles of Incorporation require the affirmative vote of holders of at least seventy-five percent of the outstanding common shares for approval of any merger of United Bancorp with another shareholder owning five percent or more of United Bancorp's common shares unless "an agreement in principle" for the merger has been approved by a majority of the directors who were first elected before the other party became the owner of five percent of United Bancorp's shares. The Board of Directors believes that these provisions may be clarified and improved with the objective of encouraging a prospective acquirer of United Bancorp to negotiate directly with the Board of Directors.

         If this Proposal 4 is approved, the Articles of Incorporation will require the affirmative vote of 80% of the Corporation's outstanding voting power to approve certain business transactions (such as mergers or a disposition of substantially all of its assets) involving an "interested shareholder", defined as another person or entity owning ten percent or more of the outstanding capital stock of the holding company, unless first approved by two-thirds of the holding company's directors not affiliated with the interested shareholder. The Articles of Incorporation will also require the approval of two-thirds of the outstanding shares, exclusive of shares held by the interested shareholder, or the payment of a "fair price," as defined in the Articles of Incorporation, for any shares acquired by an interested shareholder, unless approved by two-thirds of the directors who are not affiliated with the interested shareholder.

         Under Ohio law, a merger involving the Corporation where it is not the surviving corporation requires the affirmative approval of shareholders holding at least two-thirds of the voting power of the Corporation.

         The Board of Directors believes that encouraging a prospective acquirer of United Bancorp to negotiate directly with the Board will be beneficial to all shareholders. The Board believes that it is in the best position to assess the business and prospects of United Bancorp. Accordingly, the Board is of the opinion that negotiations between United Bancorp and a potential acquirer will increase the likelihood that shareholders will receive a higher price for their shares.

         The fair price and supermajority vote provisions may have the effect of protecting management of the Corporation by discouraging takeover attempts which are not supported by management. As a result, shareholders may not have the opportunity to sell some or all of their shares in such a takeover attempt. Tender offers for control usually involve a purchase price higher than the prevailing market price and may result in a bidding contest between competing takeover bidders. In addition, the amendments could affect the price of United Bancorp common shares by making it less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt occurs. On the other hand, defeating undesirable tender offers can be expensive and disruptive. The fair price and supermajority vote provisions may also deter an interested shareholder from proceeding with a second step business combination unless approved by two-thirds of the continuing directors, especially if the market price of United Bancorp shares has declined from the highest price paid by the interested shareholder in acquiring shares of such class. Furthermore, unless two-thirds of the continuing directors approve a business combination, the adoption of the proposed amendment would give the holder of a minority of the total outstanding shares a veto power over a business combination with an interested shareholder notwithstanding that the other shareholders, including the interested shareholder, may believe the business combination to be desirable or beneficial.

                                   PROPOSAL 5

                            SHAREHOLDER VOTE REQUIRED

         The Board of Directors believes that it would be in the best interest of the Corporation and it shareholders to amend the Corporation's Articles of Incorporation to reduce the shareholder vote required to authorize mergers and other actions that are first approved by the Board of Directors from two-thirds of the total voting power of the shareholders to a majority of the voting power.

         Under the current Articles of Incorporation and Ohio law, any merger involving the Corporation where it is not the surviving corporation, or where it issues additional shares that will permit the holders to exercise one-sixth or more of its voting power after the merger, and any amendment of its Articles of Incorporation, require the approval of shareholders possessing two-thirds of the voting power of the Corporation. The proposed amendment to the Corporation's Articles of Incorporation will permit the Corporation to engage in a merger that requires shareholder approval, or amend its Articles of Incorporation, with the approval of shareholders possessing a simple majority of the voting power of the Corporation once these actions have been approved by the Board of Directors. Amendments to the Articles of Incorporation that would have the effect of changing or repealing certain provisions of the Corporation's Code of Regulations, such as those dealing with the number of directors, the term of office of directors, removal of directors and the election not to be governed by Ohio law regarding "control share acquisitions," will still require a supermajority vote of shareholders unless approved by two-thirds of the directors.

                                   PROPOSAL 6

              TECHNICAL REVISIONS TO THE ARTICLES OF INCORPORATION

         The Board of Directors believes that it would be in the best interest of the Corporation and its shareholders to amend and restate the Corporation's Articles of Incorporation to eliminate or change certain provisions of the Articles of Incorporation that are now unnecessary or will be covered by the Corporation's Code of Regulations.

         The current Articles of Incorporation contain provisions that state the initial capital of the Corporation, authorize the Board of Directors to determine the working capital of the Corporation, identify the initial directors and incorporators of the Corporation, state the right of the Corporation directors and officers to rely in good faith on the books and records of the Corporation and that validate transactions involving the Corporation and its directors and officers. Certain of these provisions are no longer necessary. Certain of these provisions address matters that are already adequately covered by Ohio law. Therefore, we propose to eliminate them by restating and amending the Articles of Incorporation.

         We propose to address certain of the matters contained in the Articles of Incorporation, such as indemnification of directors and officers, in the Amended Code of Regulations of the Corporation. Therefore, if Proposal 7 to amend and restate the Corporation's Code of Regulations is adopted, the provisions in the Articles of Incorporation relating to indemnification of directors and officers will be eliminated and replaced by indemnification provisions contained in the Amended Code of Regulations.

         IF PROPOSALS 2, 3, 4, 5 AND 6 ARE APPROVED, THE ARTICLES OF INCORPORATION OF UNITED BANCORP WILL BE AMENDED AND RESTATED AS SET FORTH IN THE AMENDED ARTICLES OF INCORPORATION ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT.

         The Board of Directors unanimously approves and recommends to the shareholders the adoption of Proposals 2, 3, 4, 5 and 6, which will result in the amendment and restatement of United Bancorp's Articles of Incorporation as set forth in Appendix B to this Proxy Statement.

                                   PROPOSAL 7

                     ADOPTION OF AMENDED CODE OF REGULATIONS

         The Board of Directors believes that it is in the best interest of the Corporation and its shareholders to amend and restate United Bancorp's Code of Regulations, as set forth in Appendix C to this Proxy Statement. The Corporation's Code of Regulations was last amended in 1988. The Board of Directors believes that certain provisions of the current Code of Regulations are no longer useful, and that certain provisions should be added to serve better the Corporation and its shareholders.

DIRECTOR REMOVAL

         The Corporation's current Articles of Incorporation and Code of Regulations contain no provisions dealing with the right of shareholders to remove directors.

         Under Ohio law and the current Articles of Incorporation and Code of Regulations, shareholders may remove a director by vote of a majority of the outstanding shares and for any reason. We propose to add provisions to the Code of Regulations that will require a seventy-five percent vote of the outstanding shares of the Corporation to remove any director and only for "cause" as defined in the Code of Regulations. These provisions are set forth in Section 9 of the Amended Code of Regulations, which is attached as Appendix C to this Proxy Statement.

         This provision will make it more difficult for shareholders to remove a director from the Corporation's Board of Directors once that director is elected or appointed to fill a vacancy.

         We believe that this provision is appropriate and in the interest of the Corporation and shareholders since it will enable directors to act during their terms of office to make the decisions and judgements required of the Board with a greater sense of stability.

ADVANCE NOTICE

         We propose to add provisions to the Corporation's Code of Regulations requiring shareholders to give the Corporation advance notice of any director nomination or proposal a shareholder would like to make in connection with any shareholder meeting.

         These provisions are set forth in Sections 5 and 7 of the Amended Code of Regulations, which is attached as Appendix C to this Proxy Statement.

         We believe that it is appropriate to require shareholders to notify the Corporation in advance of a shareholder meeting of director nominations and proposals in order that they may be addressed in a more orderly fashion.

NUMBER OF DIRECTORS

         We propose to amend the Code of Regulations to provide that the Board of Directors of the Corporation will be authorized to set the number of directors between 7 and 25. These provisions are set forth in Section 6 of the proposed Amended Code of Regulations, which are attached as Appendix C to the Proxy Statement.

         The current Code of Regulations of the Corporation provides that the number of directors will be determined by resolution of the shareholders and will not be less than three. Ohio law allows the Corporation to give the Board of Directors the discretion to set the number of directors, so long as there are no fewer than 3 directors. We believe that giving the Board of Directors the flexibility to set the number of directors between 7 and 25 will enable the Corporation to react better to changes in the Corporation that might warrant an increase or reduction in the size of the Board, such as growth into new geographic markets or the acquisition of another bank or business.

DIRECTOR VACANCIES

         We propose to amend the code of Regulations to permit the Board of Directors of the Corporation to fill vacancies on the Board of Directors for the remainder of the full terms of the positions. These provisions are set forth in
Section 10 of the Amended Code of Regulations, which is attached as Appendix C to this Proxy Statement.

         The current Code of Regulations provides that the Board of Directors may fill vacancies on the Board and until the next shareholder meeting at which directors are to be elected. Permitting the Board of Directors to fill a vacancy on the Board for the full term of office is more consistent with having classes of directors, with staggered terms of office. With this proposed change to the Code of Regulations, the Board of Directors will be able to fill a vacancy in a class of directors for the balance of a several year term.

DIRECTOR CLASSIFICATION

         We propose to amend the Code of Regulations to establish two classes of directors until the point in time that there are nine or more directors, at which time the Board will be divided into three classes. The term of office of one class will expire each year. These provisions are set forth in Section 8 of the Amended Code of Regulations, which is attached as Appendix C to this Proxy Statement.

         Ohio law permits classified boards of directors, with two or three classes, as long as each class has at least three directors. The current Code of regulations provides for three classes of directors. However, the Corporation currently has only seven directors. Accordingly, we propose that the Code of Regulations provide for two classes of directors, until there are nine or more directors. The effect will be that each class of directors, when there are fewer than nine, will be elected for a two-year term. After there are nine directors, each class of directors will be elected for a three-year term.

DIRECTOR AND OFFICER INDEMNIFICATION

         We propose to add provisions to the Code of Regulations that require the Corporation to indemnify its directors and officers to the full extent permitted by law. These provisions are set forth in Section 29 of the Amended Code of Regulations, which is attached as Appendix C to this Proxy Statement.

         The corporation's current Articles of Incorporation provide that the corporation may choose to indemnify its directors and officers. The proposed indemnification provisions will replace those set forth in the current Articles of Incorporation.

         Under Ohio law and the Corporation's current indemnification provisions, the Corporation's directors and officers have the right to be indemnified by the Corporation only if they are successful in defending a lawsuit against them. Subject to some qualifications, the corporation's directors, but not its officers, also have the right to require the Corporation to pay their expenses of defending the lawsuit, such as legal fees, as they incur them.

         The proposed change to the Corporation's indemnification provisions will give the Corporation's directors and officers the right to indemnification by the Corporation if they meet certain standards of conduct, even though they settle the lawsuit against them or lose. There will be further restrictions on the right to indemnification if the lawsuit against the director or officer is brought on behalf of the Corporation.

         Requiring the Corporation to indemnify its directors and officers to the full extent permitted by law will enable them to perform their duties for the Corporation with the assurance that if they are sued by a third party the Corporation will protect them if they acted in good faith and in the best interest of the Corporation, or not opposed to the best interest of the Corporation.

CONTROL SHARE ACQUISITIONS

         We propose to add a provision to the Code of Regulations by which the Corporation will elect to opt out of coverage of an Ohio anti-takeover statute which is commonly referred to as the "Ohio Control Share Acquisition Act." This provision is set forth in Section 33 of the Amended Code of Regulations, which is attached as Appendix C to this Proxy Statement.

         The "Ohio Control Share Acquisition Act" provides that certain notice and informational filings and special shareholder meetings and voting procedures must occur prior to consummation of a proposed "control share acquisition," which is defined as any acquisition of shares of an "issuing public corporation" that would entitle the acquirer, directly or indirectly, alone or with others, to exercise or direct the voting power of the issuing public corporation in the election of directors within any of the following ranges:

         o    one-fifth or more but less than one-third of the voting power;

         o    one-third or more but less than a majority of the voting power; or

         o    a majority or more of the voting power.

         An "issuing public corporation" is an Ohio corporation with fifty or more shareholders that has its principal place of business, principal executive offices, or substantial assets within the State of Ohio, and as to which no valid close corporation agreement exists. Assuming compliance with the notice and informational filing requirements prescribed by the Ohio Control Share Acquisition Act, the proposed control share acquisition may take place only if, at a special meeting of shareholders at which at least a majority of the voting power is represented in person or by proxy, the acquisition is approved by both:

         o a majority of the voting power of the corporation represented in person or by proxy at the meeting, and

         o a majority of the voting power at the meeting exercised by shareholders, excluding:

                  -    the acquiring shareholder,

                  - directors of the corporation who are also employees and officers, and

                  - persons who acquire specified amounts of shares after the first public disclosure of the proposed control share acquisition.

         The Ohio Control Share Acquisition Act does not apply to a corporation whose articles of incorporation or code of regulations provide that it does not apply. We believe that other provisions of the Amended Articles of Incorporation and Amended Code of Regulations of the Corporation will adequately and more effectively protect the interests of the Corporation and its shareholders against the acquisition of controlling share interests that are not approved by the Board of Directors.

SPECIAL MEETINGS OF SHAREHOLDERS

         We propose that the Corporation's Code of Regulations be amended to require that special meetings of the shareholders may be called by shareholders only if the shareholders calling the meeting own at least 50% of the outstanding shares. This provision is set forth in Section 2 of the Amended Code of Regulations, which is attached as Appendix C to this Proxy Statement.

         Shareholders owning 25% of the outstanding shares may call a special meeting of shareholders under the current Code of Regulations. Ohio law permits the Corporation to require at least 50% of its shareholder to act to call a special meeting. The Board of Directors believes that it is appropriate to make this amendment in order that a minority group of shareholders cannot call a special meeting of shareholders.

AMENDING CERTAIN PROVISIONS

         We propose to add provisions to the Corporation's Code of Regulations to require a supermajority of shareholders to amend or eliminate certain sections of the Amended Code of Regulations. These provisions regarding the ability to amend the Code of Regulations are set forth in Section 34 of the Amended Code of Regulations, which is attached as Appendix C to this Proxy Statement.

         The current Code of Regulations requires the affirmative vote of a majority of the voting power of shareholders, or the written consent of holders of at least two-thirds of the outstanding shares of the Corporation to amend or repeal the Code of Regulations.

The Amended Code of Regulations will provide that it may be amended by the affirmative vote of a majority of the voting power of shareholders, with several important exceptions. Changes that would affect the provisions of the Code of Regulations dealing with the number of directors, the classification, election and term of office of directors, removal of directors, opting of the Ohio "control share acquisition" statute and amendments to the Code of Regulations, will require approval by holders of eighty percent of the corporation's outstanding shares, unless the changes are first approved by two-thirds of the corporation's directors. We believe that these particular provisions are sufficiently important to the governance of the Corporation that they should not be changed without the approval of at least two-thirds of the Board of Directors, unless they are approved by shareholders owning eighty percent of the Corporation's shares.

OTHER CHANGES

         We propose to make other changes to the Corporation's Code of Regulations to (1) clarify the powers of the Executive Committee of the Board of Directors, (2) eliminate unnecessary statements about the powers of the Board of Directors and the compensation of directors, (3) amend certain provisions regarding the record dates that may be set by the Board of Directors for shareholder meetings and other actions, (4) eliminate unnecessary provisions regarding directors' qualifying shares for subsidiary banks, and (5) eliminate unnecessary provisions about proxies appointed by shareholders, financial reports to be presented at shareholder meetings, the Corporation's share certificates and a corporate seal. The Code of Regulations will also be amended to provide that the Chief Executive Officer of the Corporation must be a director and may be either the Chairman of the Board or the President, and to require that a majority of the voting power of the Corporation be present in person or proxy at a shareholders' meeting to have a quorum to conduct business at the meeting.

         The Board of Directors has conditioned the effectiveness of any of these sub-proposals on the adoption of the entire Amended Code of Regulations. Therefore, all the proposed changes to the Corporation's Code of Regulations are to be considered together as Proposal 7.

                   POSSIBLE ANTI-TAKEOVER EFFECT OF PROPOSALS

         Several of the proposed amendments to the Corporation's Articles of Incorporation and Code of Regulations may discourage unilateral tender offers or other attempts to take over and acquire the business of the Corporation. The following summarizes those Proposals which might have a potential "anti-takeover" effect. The following discussion contains all material disclosure about those Proposals but may not contain all of the information that is pertinent to each investor. You should refer in each case to the Amended Articles of Incorporation and Amended Code of Regulations which are attached to this Proxy Statement at Appendix B and Appendix C.

         o Authorized Preferred Shares. See Article Fourth B. of the Amended Articles of Incorporation Appendix B. The availability of authorized but unissued preferred shares could discourage third parties from attempting to gain control of the Corporation, since the Board of Directors could authorize the issuance of preferred shares in a private placement or otherwise to one or more persons. The issuance of these shares could dilute the voting power of a person attempting to acquire control of the corporation, increase the cost of acquiring control or otherwise hinder the efforts of the other person to acquire control.

         o Classified Board of Directors. See Section 8 of the Amended Code of Regulations at Appendix C. The Corporation's Board of Directors will be divided into two or three classes of approximately equal numbers of directors, with the term of office of one class expiring each year. This provides a greater likelihood of continuity, knowledge and experience on the Corporation's Board of Directors. However, any person who may attempt to take over the Corporation would have to deal with the current Board of Directors because even if that person acquires a majority of the outstanding voting shares of the Corporation, that person might be unable to change the majority of the Board of Directors at any one special meeting.

         o Removal of Directors. See Section 9 of the Amended code of Regulations at Appendix C. Directors may be involuntarily removed from office before their term expires only for cause and if holders of at least 75% of the Corporation's common shares vote in favor of removal at a meeting of shareholders. This provision may make it difficult for any person who may attempt to take over the Corporation to remove elected directors before the end of their term.

         o Vacancies on the Board of Directors. See Section 10 of the Amended Code of Regulations at Appendix C. Any vacancy occurring in the Board of Directors, including an increase in the number of authorized directors, may be filled only by the affirmative vote of a majority of the directors then in office, though less than a quorum of the Board of Directors. A director elected to fill a vacancy in a particular class will serve until the next shareholders' meeting at which directors of that class are elected. This provision may make it difficult for any person who may attempt to take over the Corporation to elect new directors even if that person successfully removes existing directors.

         o Size of the Board. See Section 6 of the Amended Code of Regulations at Appendix C. The number of directors cannot exceed 25, unless the Code of Regulations is amended to provide otherwise. Any person who may attempt to take over the Corporation will not be able to increase the size of the Board in order to elect that person's nominees without a change in the Amended Code of Regulations, which must be approved by the shareholders.

         o Anti-Takeover Provisions. See Article Ninth of the Amended Articles of Incorporation at Appendix B. The Corporation's Amended Articles of Incorporation will require the affirmative vote of 80% of the Corporation's outstanding voting power to approve certain business transactions (such as mergers or disposition of substantially all of its assets) involving an "interested shareholder", defined as another person or entity owning ten percent or more of the outstanding capital stock of the Corporation, unless first approved by two-thirds of the Corporation's directors not affiliated with the interested shareholder. The Amended Articles of Incorporation also will require the approval of 66-2/3% of the outstanding shares, exclusive of shares held by the interested shareholder, or the payment of a "fair price," as defined in the Amended Articles of Incorporation, for any shares acquired by an interested shareholder unless approved by two-thirds of the directors who are not affiliated with the interested shareholder.

         o Special Shareholders Meetings. See Section 2 of the Amended Code of Regulations at Appendix C. A special shareholders meeting may only be called by the Chairman of the Board of Directors, the President of the corporation, the Board of Directors or holders of at least fifty percent of the outstanding common shares. Because certain actions may only be taken at a shareholders meeting and because regular shareholders meetings occur annually, it would be more difficult for a potential acquirer to obtain shareholder approval of changes necessary to facilitate an acquisition.

         o Restrictions on Business at Shareholder Meetings. See Section 5 of the Amended Code of Regulations at Appendix C. Generally, business at the Corporation's shareholders meetings is restricted to the purpose of the meeting described in the notice (if it is a special shareholders' meeting), business that the Board of Directors wishes to be taken up at the meeting (regardless of whether it is a special or regular meeting) or which is brought before the meeting pursuant to a timely written notice to the President by one or more shareholders. A notice is timely if it is received at the Corporation's executive offices between 60 and 90 days prior to the meeting, unless less than 75 days notice or public disclosure of the meeting is given, in which case the written notice by the shareholder desiring to make a proposal must be received within 15 days after the meeting notice or disclosure. The required contents of the notice by the shareholder are contained in the Amended Code of Regulations and must be strictly complied with in order for a shareholder proposal to be considered. These restrictions, while helpful in assuring orderly and informed shareholders' meetings, have the effect of making it more difficult for someone attempting to acquire control of the Corporation to bring matters before any shareholders' meeting, including amendments to the Articles of Incorporation and Code of Regulations.

         o Amendment of Articles and Code. Generally, Ohio corporation law requires amendments to corporate article of incorporation to be approved by at least two-thirds of all votes entitled to be voted. Ohio corporation law also generally requires amendments to a corporate code of regulations to be approved by at least a majority of all votes entitled to be voted. Ohio law permits a corporation's articles of incorporation and code of regulations to change these shareholder voting requirements within limits. The Amended Articles of Incorporation reduces to a majority vote of the outstanding shares the percentage to make most amendments to the Articles of Incorporation. The Amended Code of Regulations continues to require a majority vote of the outstanding shares to make most amendments to the Code of Regulations. However, the Amended Articles of Incorporation and Amended Code of Regulations increase the percentage of voting stock outstanding required to change the following provisions of the Amended Articles of Incorporation or Amended Code of Regulations, absent prior approval by at least two-thirds of the Corporation's directors:

                  (1) change the minimum and maximum number of directors (80% affirmative vote required);

                  (2) change the staggered terms of the board (80% affirmative vote required);

                  (3) change the requirement that the interim board vacancies be filled by the directors (80% affirmative vote required);

                  (4) change the requirements for removal of a director before the end of his or her term (80% affirmative vote required);

                  (5) change provisions of the Amended Articles of Incorporation which determine the required shareholder vote on business combinations such as mergers and the sale of all or substantially all of the Corporation's assets when a 10% or more shareholder is involved in the transaction (80% affirmative vote required, unless the amendment is approved by two-thirds of the directors not affiliated with the 10% or more shareholder). Please see Article Ninth, paragraph H of the Amended Articles of Incorporation at Appendix B and Section 34 of the Amended Code of Regulations at Appendix C.

         These provisions have the effect of making it difficult to change these provisions of the Amended Articles of Incorporation and Amended Code of Regulations without the approval of the Board of Directors. The effect of these provisions may be to make it more difficult for a person who desire to acquire control of the Corporation to do so without the cooperation of the incumbent Board of Directors.

         The Corporation is also subject to a set of provisions under Ohio law which is referred to as the "Merger Moratorium Statute." The Merger Moratorium Statute regulates certain business combinations between a "public company and an "interested shareholder" such as mergers or disposition of substantially all of the Corporation's assets. Subject to certain exceptions, these transactions are prohibited for a three-year period. Prior to the end of the three-year period, a prohibited transaction may take place provided certain conditions are satisfied.

         THE BOARD OF DIRECTORS UNANIMOUSLY APPROVES AND RECOMMENDS TO THE SHAREHOLDERS THE ADOPTION OF PROPOSALS 2, 3, 4, 5, 6 AND 7 WHICH WILL RESULT IN THE AMENDMENT AND RESTATEMENT OF UNITED BANCORP'S ARTICLES OF INCORPORATION AND CODE OF REGULATIONS AS SET FORTH IN APPENDIX B AND APPENDIX C TO THIS PROXY STATEMENT.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934 requires United Bancorp's executive officers, directors and more than ten percent shareholders ("Insiders") to file with the Securities and Exchange Commission and United Bancorp reports of their ownership of United Bancorp securities. Based upon written representations and copies of reports furnished to United Bancorp by Insiders, all Section 16 reporting requirements applicable to Insiders during 2000 were satisfied on a timely basis.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Shareholders may submit proposals appropriate for shareholder action at the Corporation's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the Proxy Statement for the 2002 Annual Meeting, they must be received by the Corporation no later than November 16, 2001. Such proposals should be directed to United Bancorp, Inc., Attention: Chief Executive Officer, 201 South Fourth Street, Martins Ferry, Ohio 43935. Assuming the Amended Code of Regulations is adopted, any shareholder who intends to propose any other matter to be acted upon at the 2002 Annual Meeting of Shareholders must inform the Corporation not less than sixty nor more than ninety days prior to the meeting; provided, however, that if less than seventy-five days' notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder must be received not later than the close of business on the fifteenth day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If notice is not provided by that date, the persons named in the Corporation's proxy for the 2002 Annual Meeting will be allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in the proxy statement for the 2002 Annual Meeting.

         If United Bancorp's Amended Code of Regulations is adopted, it will also establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify United Bancorp no fewer than 60 days in advance of the meeting. In addition, the notice must meet all other requirements contained in the Amended Code of Regulations.

                              SELECTION OF AUDITORS

         Crowe, Chizek and Company LLP has served the Corporation as independent auditor since 1989. The Board of Directors has selected Crowe, Chizek and Company LLP as independent auditor for the current year. We expect representatives of Crowe, Chizek and Company LLP to be present at the Annual Meeting with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the Annual Meeting.

                                 OTHER BUSINESS

         Management is not aware of any other matter which may be presented for action at the meeting other than the matters set forth herein. Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgement.

                          ANNUAL REPORT TO SHAREHOLDERS

         Untied Bancorp's Annual Report for its fiscal year ended December 31, 2000 accompanies this Proxy Statement but is not part of our proxy soliciting material. You may obtain additional copies of our Annual Report by requesting them from Norman F. Assenza, Jr., United Bancorp's Secretary.

         WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

The Board of Directors ("the Board") of United Bancorp, Inc. ("the Company") hereby adopts a formal written audit committee charter for its Audit Committee (the "Audit Committee") and will review and reassess the adequacy of the formal written charter on an annual basis.

I.       Committee Composition and Structure

         The Committee will be comprised of a minimum of three directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the Nasdaq National Market. The members of the Committee will be elected annually at the re-organization meeting of the full Board held in April. One of the members of the Committee will be elected Committee Chair by the Board.

         A.       At Least Three Members

                  The Committee will have a minimum of three independent members.

         B.       Comprised of Independent Directors and Bank Management

                  The Committee will be comprised of directors and Senior Officers of the Company.

         C.       Financial Sophistication

                  All Committee members must be able to read financial statements and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. By June 14, 2001, the Committee will have at least one director with past employment experience in finance or accounting, or requisite professional certification in accounting, or other comparable experience or background, including a current or past position as chief executive or financial officer or other senior officer with financial oversight responsibilities.

II.      Committee Responsibilities

         As a part of the Board, the Committee's primary function is to assist the Board in fulfilling its oversight responsibilities concerning: (1) the annual financial information to be provided to shareholders and the Securities and Exchange Commission; and (2) the system of internal controls that management has established; and (3) the independent audit process.

         In addition, the Committee provides an avenue for communication between accounting, the independent auditors, management and the Board. The Committee should have a clear understanding with the independent auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

III.     Committee Authority

         Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

IV.      Committee Meetings

         The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Content of the agenda for each meeting should be cleared by the Committee Chair. The Committee may meet in separate executive sessions with the chief executive officer, the chief financial officer, and the independent auditors.

V.       Committee Attendance

         Committee members will strive to be present at all meetings. The Committee Chair may request that members of management and representatives of the independent auditors be present at Committee meetings.

VI.      Specific Duties of the Committee

         A. Review and re-assess the adequacy of this Charter annually and recommend any proposed changed to the Board for approval.

         B. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

         C. Review with the Company's management and independent auditors significant accounting and reporting principles, practices, and procedures applied by the Company in preparing its financial statements. Discuss with the independent auditors their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

         D. Review the scope and general extent of the independent auditor's annual audit. The Committee's review should include an explanation from the independent auditors of the factors considered by the auditors in determining the audit scope, including major risk factors. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

         E. Inquire as to the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company.

         F. Have a predetermined arrangement with the independent auditors that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent auditors at the end of each of the first three quarters of the year that they have nothing to report to the Committee or the written enumeration required reporting issues.

         G. At the completion of the annual audit, review with management and the independent auditors the following:

                  1. The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

                  2. Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

                  3. Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent auditors during their audit, including access to all requested records, data and information. Inquire of the independent auditors whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

                  4. Other communications as required to be communicated by the independent auditor by Statement of Auditing Standards (SAS) 61. Further, receive a written communication provided by the independent auditors concerning their judgment about the quality of the Company's accounting principles and that they concur with management's representation concerning audit adjustments.

         If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

         H. After preparation by management and review by independent audit, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

         I. Discuss with the independent auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors of the Company's needs.

         J. Meet with management and the independent auditors to discuss any relevant significant recommendations that the independent auditors may have, particularly those characterized as "material" or `serious'. Typically, such recommendations will be presented by the independent auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

         K. Recommend to the Board the selection, retention or termination of the Company's independent auditors.

         L. Review with management and external auditors the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

         M. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                                   APPENDIX B

                        AMENDED ARTICLES OF INCORPORATION
                                       OF
                              UNITED BANCORP, INC.


         These Amended Articles of Incorporation (the "Articles") of United Bancorp, Inc. (the "Corporation") hereby supersede the Corporation's existing Articles of Incorporation and all amendments to them and shall read as follows:

FIRST. The name of the Corporation shall be United Bancorp, Inc.

SECOND. The place in Ohio where the Corporation's principal office is to be located is the City of Martins Ferry, Belmont County.

THIRD. The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 through 1701.98, inclusive, of the Ohio Revised Code.

FOURTH. The number of shares (collectively, the "Shares") which the Corporation is authorized to have outstanding is 12,000,000 Shares consisting of: (i) 10,000,000 of common Shares, One Dollar ($1.00) par value (the "Common Shares"); and (ii) 2,000,000 of preferred Shares, no par value (the "Preferred Shares") as follows:

         A.       Common Shares:

                  The holders of the Common Shares are entitled at all times to one (1) vote for each Share and to such dividends as the Board of Directors (herein called the "Board") may in its discretion periodically declare, subject, however, to any voting and dividend rights of the holders of the Preferred Shares. In the event of any liquidation, dissolution or winding up of the Corporation, the remaining assets of the Corporation after the payment of all debts and necessary expenses shall be distributed among the holders of the Common Shares pro rata in accordance with their respective Share holdings, subject, however, to the rights of the holders of the Preferred Shares then outstanding. The Common Shares are subject to all of the terms and provisions of the Preferred Shares as established by the Board in accordance with this Article FOURTH.

         B.       Preferred Shares:

                  The Board is hereby expressly authorized in its discretion to adopt amendments to the Articles to provide for the issuance of one (1) or more series of Preferred Shares; to establish periodically the number of Shares to be included in each such series; and to fix the designation, powers, preferences, voting rights, dividend rights and other rights of the Preferred Shares of each such series and any qualifications, limitations or restrictions thereof, to the fullest extent permitted by law. Preferred Shares redeemed or otherwise acquired by the Corporation shall become authorized but unissued Preferred Shares, shall be unclassified as to series, and may thereafter be reissued in the same manner as other authorized but unissued Preferred Shares.

FIFTH. Except as otherwise provided in these Articles, the Corporation is hereby authorized to purchase or redeem through action of the Board, without the approval of the holders of any Shares of any class and upon such terms and conditions as the Board determines: (1) Shares of any class or series issued by the Corporation, subject to the express terms of such Shares; (2) any security or other obligation of the Corporation which may confer upon the holder thereof the right to convert such security or obligation into Shares of any class or series authorized by these Articles; (3) any security or other obligation which may confer upon the holder thereof the right to purchase Shares of any class or series authorized by these Articles; and (4) Shares of any class or series issued by the Corporation if and when any holder of such Shares desires to (or, upon the happening of any event, is required to) sell such Shares.

SIXTH. No holder of any Shares of any class shall have the right to vote cumulatively in the election of Directors to the Board.

SEVENTH. No holder of the Shares of any class shall have any preemptive right to subscribe for or to purchase any Shares of any class whether now or hereafter authorized.

EIGHTH. Except as otherwise required by these Articles or the code of regulations (the "Regulations") of the Corporation, and notwithstanding any provision of law requiring any greater affirmative vote, any amendments to these Articles may be made, and any proposal other than the election of directors that requires the action of shareholders may be authorized, by the affirmative vote of the holders of Shares entitling them to exercise a majority of the voting power of the Corporation. Notwithstanding the foregoing, any amendment of these Articles that is inconsistent with, or would have the effect of altering or repealing the provisions of Sections 6, 8, 9, 33 or 34 of the Regulations of the Corporation, shall require the same affirmative vote of the shareholders of the Corporation as would be required under the Regulations to amend Sections 6, 8, 9, 33 or 34 of the Regulations. At any meeting of shareholders at which directors are to be elected, directors shall be elected by the vote of shareholders as provided by law.

NINTH. Fair Price and Super Vote Requirement.

         A. Definitions used in this Article NINTH: The following terms are used in this Article NINTH with the meanings set forth below:

                  (1) "Affiliate" or "Associate" shall have the respective meanings given to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934.

                  (2) A person shall be a "beneficial owner" of any Voting
Shares:

                           (i) which such person or any of its Affiliates or
Associates beneficially owns, directly or indirectly; or

                           (ii) which such person or any of its Affiliates or
Associates has by itself or with others (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

                           (iii) which is beneficially owned, directly or
indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Voting Shares.

                  (3) "Business Combination" shall include:

                           (i) any merger or consolidation of the Corporation or
any of its subsidiaries with or into an Interested Shareholder, regardless of which person is the surviving entity;

                           (ii) any sale, lease, exchange, mortgage, pledge, or
other disposition (in one transaction or a series of transactions) from the Corporation or any of its subsidiaries to an Interested Shareholder, or from an Interested Shareholder to the Corporation or any of its subsidiaries, of assets having an aggregate Fair Market Value of twenty percent (20%) or more of the Corporation's total stockholders' equity;

                           (iii) the issuance, sale or other transfer by the
Corporation or any subsidiary thereof of any securities of the Corporation or any subsidiary thereof to an Interested Shareholder (other than an issuance or transfer of securities which is effected on a pro rata basis to all shareholders of the Corporation);

                           (iv) the acquisition by the Corporation or any of its
subsidiaries of any securities of an Interested Shareholder;

                           (v) the adoption of any plan or proposal for the
liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Shareholder;

                           (vi) any reclassification or recapitalization of
securities of the Corporation if the effect, directly or indirectly, of such transaction is to increase the relative voting power of an Interested Shareholder; or

                           (vii) any agreement, contract or other arrangement
providing for or resulting in any of the transactions described in this definition of Business Combination.

                  (4) "Continuing Director" shall mean any member of the Board of Directors of the Corporation who is unaffiliated with the Interested Shareholder and was a member of the Board of Directors prior to the time that the Interested Shareholder became an Interested Shareholder; any successor of a Continuing Director who is unaffiliated with the Interested Shareholder and is approved to succeed a Continuing Director by the Continuing Directors; any member of the Board of Directors who is appointed to fill a vacancy on the Board of Directors who is unaffiliated with the Interested Shareholder and is approved by the Continuing Directors.

                  (5) "Fair Market Value" shall mean:

                           (i) in the case of securities listed on a national
securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (or any successor thereof), the highest sales price or bid quotation, as the case may be, reported for securities of the same class or series traded on a national securities exchange or in the over-the-counter market during the 30-day period immediately prior to the date in question, or if no such report or quotation is available, the fair market value as determined by the Continuing Directors; and

                           (ii) in the case of other securities and of other
property or consideration (other than cash), the Fair Market Value as determined by the Continuing Directors; provided, however, in the event the power and authority of the Continuing Directors ceases and terminates pursuant to subsection F. of this Article NINTH as a result of there being less than five Continuing Directors at any time, then (a) for purposes of clause (ii) of the definition of "Business Combination," any sale, lease, exchange, mortgage, pledge, or other disposition of assets from the Corporation or any of its subsidiaries to an Interested Shareholder or from an Interested Shareholder to the Corporation or any of its subsidiaries, regardless of the Fair Market Value thereof, shall constitute a Business Combination, and (b) for purposes of paragraph (1) of subsection D. of this Article NINTH, in determining the amount of consideration received or to be received per share by the Independent Shareholders in a Business Combination, there shall be excluded all consideration other than cash and the Fair Market Value of securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotations System (or any successor thereof) for which there is a reported sales price or bid quotation, as the case may be, during the 30-day period immediately prior to the date in question.

                  (6) "Independent Shareholder" shall mean shareholders of the Corporation other than the Interested Shareholder engaged in or proposing the Business Combination.

                  (7) "Interested Shareholder" shall mean: (a) any person (other than the Corporation or any of its subsidiaries), and (b) the Affiliates and Associates of such person, who, or which together, are:

                           (i) the beneficial owner, directly or indirectly, of
10% or more of the outstanding Voting Shares or were within the two-year period immediately prior to the date in question the beneficial owner, directly or indirectly, of 10% or more of the then outstanding Voting Shares; or

                           (ii) an assignee of or other person who has succeeded
to any shares of the Voting Shares which were at any time within the two-year period immediately prior to the date in question beneficially owned by an Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

         Notwithstanding the foregoing, no Trust Department, or designated fiduciary or other trustee of such Trust Department of the Corporation or a subsidiary of the Corporation, or other similar fiduciary capacity of the Corporation with direct voting control of the outstanding Voting Shares shall be included or considered as an Interested Shareholder. Further, no profit-sharing, employee stock ownership, employee stock purchase and savings, employee pension, or other employee benefit plan of the Corporation or any of it subsidiaries, and no trustee of any such plan in its capacity as such trustee, shall be included or considered as an Interested Shareholder. Further, no profit-sharing, employee stock ownership, employee stock purchase and savings, employee pension, or other employee benefit plan of the Corporation or any of it subsidiaries, and no trustee of any such plan in its capacity as such trustee, shall be included or considered as an Interested Shareholder.

                  (8) A "Person" shall mean an individual, partnership, trust, corporation, or other entity and includes any two or more of the foregoing acting in concert.

                  (9) "Voting Shares" shall mean all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors of the Corporation.

         B. Supermajority Vote to Effect Business Combination: No Business Combination shall be effected or consummated unless:

                  (1) Authorized and approved by the Continuing Directors and, if otherwise required by law to authorize or approve the transaction, the approval or authorization of shareholders of the Corporation, by the affirmative vote of the holders of Voting Shares entitling them to exercise a majority of the voting power of the Corporation; or

                  (2) Authorized and approved by the affirmative vote of holders of not less than 80% of the outstanding Voting Shares voting together as a single class.

         The authorization and approval required by this subsection B. is in addition to any authorization and approval required by subsection C. of this Article NINTH.

         C. Fair Price Required to Effect Business Combination: No Business Combination shall be effected or consummated unless:

                  (1) All the conditions and requirements set forth in subsection D. of this Article NINTH have been satisfied; or

                  (2) Authorized and approved by the Continuing Directors; or

                  (3) Authorized and approved by the affirmative vote of holders of not less than 66 2/3% of the outstanding Voting Shares held by all Independent Shareholders voting together as a single class.

                  Any authorization and approval required by this subsection C. is in addition to any authorization and approval required by subsection B. of this Article NINTH.

         D. Conditions and Requirements to Fair Price: All the following conditions and requirements must be satisfied in order for paragraph (1) of subsection C. of this Article NINTH to be applicable.

                  (1) The cash and Fair Market Value of the property, securities or other consideration to be received by the Independent Shareholders in the Business Combination per share for each class or series of capital stock of the Corporation must not be less than the sum of:

                           (i) the highest per share price (including brokerage
commissions, transfer taxes, soliciting dealer's fees and similar payments) paid by the Interested Shareholder in acquiring any shares of such class or series, respectively, and, in the case of preferred shares, if greater, the amount of the per share redemption price; and

                           (ii) the amount, if any, by which interest on the per
share price, calculated at the Treasury Bill Rate from time to time in effect, from the date the Interested Shareholder first became an Interested Shareholder until the Business Combination has been consummated, exceeds the per share amount of cash dividends received by the Independent Shareholders during such period. The "Treasury Bill Rate" means for each calendar quarter, or part thereof, the interest rate of the last auction in the preceding calendar of 91-day United States Treasury Bills expressed as a bond equivalent yield.

         For purposes of this paragraph (1) per share amounts shall be appropriately adjusted for any recapitalization, reclassification, stock dividend, stock split, reserve split, or other similar transaction. Any Business Combination which does not result in the

Independent Shareholders receiving consideration for or in respect of their shares of capital stock of the Corporation shall not be treated as complying with the requirements of this paragraph (1).

                  (2) The form of the consideration to be received by the Independent Shareholders owning the Corporation's shares must be the same as was previously paid by the Interested Shareholder(s) for shares of the same class or series; provided, however, if the Interested Shareholder previously paid for shares of such class or series with different forms of consideration, the form of the consideration to be received by the Independent Shareholders owning shares of such class or series must be in the form as was previously paid by the Interested Shareholder in acquiring the largest number of shares of such class or series previously acquired by the Interested Shareholder, provided, further, in the event no shares of the same class or series had been previously acquired by the Interested Shareholder, the form of consideration must be cash. The provisions of this paragraph (2) are not intended to diminish the aggregate amount of cash and Fair Market Value of any other consideration that any holder of the Corporation's shares is otherwise entitled to receive upon the liquidation or dissolution of the Corporation, under the terms of any contract with the Corporation or an Interested Shareholder, or otherwise.

                  (3) From the date the Interested Shareholder first became an Interested Shareholder until the Business Combination has been consummated, the following requirements must be complied with unless the Continuing Directors otherwise approve:

                           (i) the Interested Shareholder has not received,
directly or indirectly, the benefit (except proportionately as a shareholder) of any loan, advance, guaranty, pledge, or other financial assistance, tax credit or deduction, or other benefit from the Corporation or any of its subsidiaries;

                           (ii) there shall have been no failure to declare and
pay in full, when and as due or scheduled, any dividends required to be paid on any class or series of the Corporation's shares;

                           (iii) there shall have been (a) no reduction in the
annual rate of dividends paid on Common Shares of the Corporation (except as necessary to reflect any split of such shares), and (b) an increase in the annual rate of dividends as necessary to reflect reclassification (including a reverse split), recapitalization or any similar transaction which has the effect of reducing the number of outstanding Common Shares; and

                           (iv) there shall have been no amendment or other
modification to any profit-sharing, employee stock ownership; employee stock purchase and savings, employee pension or other employee benefit plan of the Corporation or any of its subsidiaries, the effect of which is to change in any manner the provisions governing the voting of any shares of capital stock of the Corporation in or covered by such plan.

                  (4) A proxy or information statement describing the Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations under it (or any subsequent provisions replacing that Act and the rules and regulations under it) has been mailed at least 30 days prior to the completion of the Business Combination to the holders of all outstanding Voting Shares. If deemed advisable by the Continuing Directors, the proxy or information statement shall contain a recommendation by the Continuing Directors as to the advisability (or inadvisability) of the Business Combination and/or an opinion by an investment banking firm, selected by the Continuing Directors and retained at the expense of the Corporation, as to the fairness (or unfairness) of the Business Combination to the Independent Shareholders.

         E. Other Applicable Voting Requirement: The affirmative votes or approvals required to be received from shareholders of the Corporation under subsections B., C. and H. of this Article NINTH are in addition to the vote of the holders of any class of shares of capital stock of the Corporation otherwise required by law, or by other provisions of these Regulations, the Articles of Incorporation, or by the express terms of the shares of such class or series of any class. The affirmative votes or approvals required to be received from shareholders of the Corporation under subsections B., C. and H. of this Article NINTH shall apply even though no vote or a lesser percentage vote, may be required by law, or by other provisions of these Articles of Incorporation, or otherwise. Any authorization, approval or other action of the Continuing Directors under this Article NINTH is in addition to any required authorization, approval or other action of the Board of Directors.

         F. Continuing Directors: All actions required or permitted to be taken by the Continuing Directors shall be taken with or without a meeting by the vote or written consent of two-thirds of the Continuing Directors, regardless of whether the Continuing Directors constitute a quorum of the members of the Board of Directors then in office. In the event that the number of Continuing Directors is at any time less than five (5), all power and authority of the Continuing Directors under this Article NINTH shall thereupon cease and terminate, including, without limitation, the authority of the Continuing Directors to authorize and approve a Business Combination under subsections B. and C. of this Article NINTH and to approve a successor Continuing Director. Two-thirds of the Continuing Directors shall have the power and duty, consistent with their fiduciary obligations, to determine for the purpose of this Article NINTH, on the basis of information known to them:

                  (1) Whether any person is an Interested Shareholder;

                  (2) Whether any person is an Affiliate or Associate of another;

                  (3) Whether any person has an agreement, arrangement, or understanding with another or is acting in concert with another; and

                  (4) The Fair Market Value of property, securities or other consideration (other than cash).

         The good faith determination of the Continuing Directors on such matters shall be binding and conclusive for purposes of this Article NINTH.

         G. Effect on Fiduciary Obligations of Interested Shareholders: Nothing contained in this Article NINTH shall be construed to relieve any Interested Shareholder from any fiduciary obligations imposed by law.

         H. Repeal: Notwithstanding any other provisions of these Articles of Incorporation (and notwithstanding the fact that a lesser percentage vote may be required by law or other provision of these Articles of Incorporation), the provisions of this Article NINTH may not be repealed, amended, supplemented or otherwise modified, unless:

                  (1) The Continuing Directors (or, if there is no Interested Shareholder, a majority vote of the whole Board of Directors of the Corporation) recommend such repeal, amendment, supplement or modification and such repeal, amendment or modification is approved by the affirmative vote of the holders of not less than a simple majority of the outstanding Voting Shares; or

                  (2) Such repeal, amendment, supplement or modification is approved by the affirmative vote of holders of (a) not less than 80% of the outstanding Voting Shares voting together as a single class, and (b) not less than 66 2/3% of the outstanding Voting Shares held by all shareholders other than Interested Shareholders voting together as a single class.

         I. Further Considerations to Effect Business Combination: No Business Combination shall be effected or consummated unless, in addition to the consideration set forth in subsections B., C., D. and E. of this Article NINTH, the Board of Directors of the Corporation, including the Continuing Directors shall consider all of the following factors and any other factors which it
(they) deem relevant:

                  (1) The social and economic effects of the transaction on the corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located;

                  (2) The business and financial conditions and earnings prospects of the Interested Shareholder, including, but not limited to, debt service and other existing or likely financial obligations of the Interested Shareholder, and the possible effect on other elements of the communities in which the Corporation and its subsidiaries operate or are located, and

                  (3) The competence, experience and integrity of the Interested Shareholder and his, her or its management.

                                   APPENDIX C

                          AMENDED CODE OF REGULATIONS
                                       OF
                              UNITED BANCORP, INC.

                            MEETINGS OF SHAREHOLDERS


SECTION 1. ANNUAL MEETING.

         The annual meeting of shareholders of the Corporation shall be held on the third Wednesday in April or at such other time and on such business day as the directors may determine each year. The annual meeting shall be held at the principal office of the Corporation or at such other place within or without the State of Ohio as the directors may determine. The directors shall be elected at the annual meeting of shareholders and such other business transacted as may properly be brought before the meeting.

SECTION 2. SPECIAL MEETINGS.

         Special meetings of the shareholders may be called at any time by the Chairman of the Board, the President, or by the directors by action at a meeting or a majority of the directors acting without a meeting or by shareholders holding 50% or more of the outstanding shares entitled to vote at the special meeting of shareholders. Such meetings may be held within or without the State of Ohio at such time and place as may be specified in the notice thereof.

SECTION 3. NOTICE OF MEETINGS.

         Written notice of every annual or special meeting of the shareholders stating the time, place and purposes thereof shall be given to each shareholder entitled to notice as proved by law, not less than seven nor more than sixty days before the date of the meeting. Such notice may be given by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or the Secretary by personal delivery or by mail addressed to the shareholder at his last address as it appears on the records of the Corporation. Any shareholder may waive in writing notice of any meeting, either before or after the holding of such meeting, and, by attending any meeting without protesting the lack of proper notice, shall be deemed to have waived notice thereof.

SECTION 4. QUORUM AND ADJOURNMENTS.

         Except as may be otherwise required by law or by the Articles of Incorporation or these Regulations, the holders of a majority of the then outstanding shares entitled to vote in an election of directors, taken together as a single class ("Voting Shares"), present in person or by proxy, shall constitute a quorum; proved that any meeting duly called, whether a quorum is present or otherwise may, by vote of the holders of the majority of the Voting Shares represented at the meeting, be adjourned from time to time, in which case no further notice of any such adjourned meeting need be given.

SECTION 5. BUSINESS TO BE CONDUCTED AT MEETINGS.

         At any meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting of shareholders, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the directors, otherwise properly brought before the meeting by or at the direction of the directors or otherwise properly brought before the meeting by a shareholder. For business to be properly brought before a meeting of shareholders by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy-five (75) days' notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by such shareholder, and (iv) any material interest of such shareholder in such business.

         Notwithstanding anything in the Regulations of the Corporation to the contrary, no business shall be conducted at a meeting of shareholders except in accordance with the procedures set forth in this Section 5.

         The Chairman of the meeting of shareholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 5 in which event any such business not properly brought before the meeting shall not be acted upon.

                                    DIRECTORS

SECTION 6. NUMBER.

         The number of directors shall not be less than seven (7) nor more than twenty-five (25), the exact number of directors to be determined from time to time by the majority vote of the directors then in office, and such exact number shall be seven (7) until otherwise so determined.

SECTION 7. NOMINATIONS.

         (a) Only persons who are nominated in accordance with the procedures set forth in this Section 7 shall be eligible for election by shareholders as directors. Nominations of persons for election as directors of the Corporation may be made by or at the direction of the board of directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in paragraph (b) of this Section 7.

         (b) Nominations other than those made by or at the direction of the directors, shall be made only pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days prior to the meeting. Such shareholder's notice shall set forth (a) as to each person who is not an incumbent director whom the shareholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of shares of the Corporation which are beneficially owned by such person; and (iv) any other information relating to such person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (b) as to the shareholder giving the notice, (i) the name and record address of such shareholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such shareholder. Such notice shall be accompanied by the written consent of each proposed nominee to serve as a director of the Corporation, if elected. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section 7, and, if he should so determine, the defective nomination shall be void and ineffective and the person or persons so nominated shall not be eligible for election.

SECTION 8. CLASSIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS.

         The directors shall be divided into two (2) classes, as nearly equal in number as possible, with the term of office of one class expiring each year. At the first meeting of shareholders held to elect directors after the point in time that the Board of Directors has nine (9) or more members, the Board of Directors shall be divided into three (3) classes, as nearly equal in number as possible, with the term of office of one class expiring each year. At each annual meeting of shareholders, the successors to the class of directors whose term shall then expire shall be elected to hold office for a term expiring at the second succeeding annual meeting or the third succeeding annual meeting after the Board of Directors is comprised of nine (9) or more members. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of such class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and his successor shall be elected and shall qualify, subject, however, to prior death, resignation, or removal from office. Election of directors shall be by ballot whenever requested by any person entitled to vote at the meeting; but unless so requested such election may be conducted in any way approved at such meeting.

SECTION 9. REMOVAL.

         Subject to the rights of the holders of any series of Preferred Shares then outstanding, directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of not less than seventy-five percent (75%) of the voting power of the outstanding Shares entitled to vote generally in the election of directors, voting together as a single class. Directors may also be removed by action of the Board of Directors for the reasons provided by the Ohio Revised Code.

         For the purposes of this Section, "cause" shall mean: (i) declaration of unsound mind by order of court; (ii) conviction of a felony or misdemeanor involving moral turpitude; (iii) a final judgment by a court of competent jurisdiction that the director committed a gross dereliction of his or her duties as a director which resulted in material injury to the Corporation; (iv) a final judgment by a court of competent jurisdiction that the director willfully violated any banking law, rule, regulation or final cease-and-desist order entered by federal and state banking regulators; or (v) a final judgment by a court of competent jurisdiction that the director engaged in intentional misconduct or a knowing violation of law, and that such misconduct or violation resulted in both material injury to the Corporation and an improper substantial personal benefit.

SECTION 10. VACANCIES.

         Whenever any vacancy shall occur among the directors, the remaining directors shall constitute the directors of the Corporation until such vacancy is filled or until the number of directors is changed pursuant to Section 6 hereof. Except in cases where a director is removed as provided by law and these Regulations and his successor is elected by the shareholders, the remaining directors may, by a vote of a majority of their number, fill any vacancy for the unexpired term. A majority of the directors then in office may fill any vacancy that results from an increase in the number of directors.

SECTION 11. QUORUM AND ADJOURNMENTS.

         A majority of the directors in office at the time shall constitute a quorum, provided that any meeting duly called, whether a quorum is present or otherwise, may, by vote of a majority of the directors present, adjourn from time to time and place to place within or without the State of Ohio, in which case no further notice of the adjourned meeting need be given. At any meeting at which a quorum is present, all questions and business shall be determined by the affirmative vote of not less than a majority of the directors present, except as is otherwise provided in the Articles of Incorporation or these

Regulations or is otherwise authorized by Section 1701.60(A)(1) of the Ohio Revised Code.

SECTION 12. ORGANIZATION MEETING.

         Immediately after each annual meeting of the shareholders at which directors are elected, or at the next regular meeting of the directors thereafter, the directors shall hold an organization meeting for the purpose of electing officers and transacting other business. If held immediately after the annual meeting, notice of such meeting need not be given.

SECTION 13. REGULAR MEETINGS.

         Regular meetings of the directors may be held at such times and places within or without the State of Ohio as may be provided for in by-laws or resolutions adopted by the directors and upon such notice, if any, as shall be so provided for.

SECTION 14. SPECIAL MEETINGS.

         Special meetings of the directors may be held at any time within or without the State of Ohio upon call by the Chairman of the Board, the President, or by any two directors. Notice of each such meeting shall be given to each director by mail, not less than five (5) days prior to such meeting, or by personal delivery, telecopy, electronic mail or by telephone not less than the day prior to such meeting. Any director may waive in writing notice of any meeting, and, by attending any meeting without protesting the lack of proper notice, shall be deemed to have waived notice thereof. Unless otherwise limited in the notice thereof, any business may be transacted at any organization, regular or special meeting.

                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

SECTION 15. MEMBERSHIP AND ORGANIZATION.

         (a) The directors, at any time, may elect from their number an Executive Committee which shall consist of three or more directors of the Corporation, each of whom shall hold office during the pleasure of the directors and may be removed at any time, with or without cause, by vote thereof.

         (b) Vacancies occurring in the Executive Committee may be filled by the directors.

         (c) In the event the directors have not designated a Chairman of the Executive Committee, the Executive Committee shall appoint one of its own number as Chairman of the Executive Committee who shall preside at all meetings and may also appoint a Secretary (who need not be a member of the Executive Committee) who shall keep its records and who shall hold office at the pleasure of the Executive Committee.

SECTION 16. MEETINGS.

         (a) Regular meetings of the Committee may be held without notice of the time, place or purposes thereof and shall be held at such times and places within or without the State of Ohio as the Committee may from time to time determine.

         (b) Special meetings may be held upon notice of the time, place and purposes thereof at any place within or without the State of Ohio and until otherwise ordered by the Committee shall be held at any time and place at the call of the Chairman or any two members of the Committee.

         (c) At any regular or special meeting the Committee may exercise any or all of its powers, and any business which shall come before any regular or special meeting may be transacted thereat, provided a majority of the Committee is present, but in every case the affirmative vote of a majority of all of the members of the Committee shall be necessary to take any action.

         (d) Any authorized action by the Committee may be taken without a meeting by a writing signed by all the members of the Committee.

SECTION 17. POWERS.

         Except as its powers, duties and functions may be limited or prescribed by the directors, during the intervals between the meetings of the directors, the Committee shall possess and may exercise all the powers of the directors provided that the Committee shall not be empowered to declare dividends, elect or remove officers at the level of Executive Vice President or above, fill vacancies among the directors or Executive Committee, adopt an agreement of merger or consolidation, recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, nor recommend to the shareholders a dissolution of the Corporation or revocation of a dissolution. All actions of the Committee shall be reported to the directors at their meeting next succeeding such action.

SECTION 18. OTHER COMMITTEES.

         (a) The directors may elect other committees from among the directors in addition to or in lieu of the Executive Committee and give to them any of the powers which under the foregoing provisions could be vested in the Executive Committee.

         (b) Vacancies occurring in any committee formed pursuant to Section 18(a) may be filled by the directors.

                                    OFFICERS

SECTION 19. OFFICERS DESIGNATED.

         The directors, at their organization meeting or at a special meeting held in lieu thereof or to the extent otherwise necessary shall elect, and unless otherwise determined by the directors there shall be, a Chairman of the Board, a President, a Chief Executive Officer, a Secretary, a Treasurer and, in their discretion, one or more Vice Presidents, who may be designated an Executive or Senior Vice President, an Assistant Secretary or Secretaries, an Assistant Treasurer or Treasurers, and such other officers as the directors may deem appropriate. Any two or more of such offices other than that of President and Vice President, or Secretary and Assistant Secretary, or Treasurer and Assistant Treasurer, may be held by the same person, including, without limitation, the office of the Chairman of the Board and the President but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Articles of Incorporation, these Regulations or any by-laws to be executed, acknowledged, or verified by two or more officers. The Chief Executive Officer shall be a director and shall also be either the Chairman of the Board or the President.

SECTION 20. TENURE OF OFFICE.

         The officers of the Corporation shall hold office for such terms as the directors shall determine from time to time. The directors may remove any officer at any time with or without cause by a majority vote of the directors in office at the time. A vacancy, however created, in any office may be filled by election by the directors.

SECTION 21. CHAIRMAN OF THE BOARD.

The Chairman of the Board shall preside at meetings of the shareholders and directors, shall initiate and develop broad corporate policies and shall have such other powers and duties as may be prescribed by the directors. Except where the signature of the President is required by law, the Chairman of the Board shall possess the same power as the President to execute all authorized deeds, mortgages, bonds, contracts and other instruments and obligations in the name of the Corporation. The Chairman of the Board and the President may be the same person.

SECTION 22. PRESIDENT.

         The President of the Corporation shall have general supervision over its property, business and affairs, subject to the directions of the Chairman of the Board or the directors. Unless otherwise determined by the directors, he shall have authority to execute all authorized deeds, mortgages, bonds, contracts and other instruments and obligations in the name of the Corporation, and in the absence of the Chairman of the Board shall preside at meetings of the shareholders and the directors. He shall have such other powers and duties as may be prescribed by the directors.

SECTION 23. VICE PRESIDENTS.

         The Vice Presidents shall have such powers and duties as may be prescribed by the directors or as may be delegated by the Chairman of the Board or the President.

SECTION 24. SECRETARY.

         The Secretary shall attend and keep the minutes of all meetings of the shareholders and of the directors. He shall keep such books as may be required by the directors and shall give all notices of meetings of shareholders and directors, provided, however, that any persons calling such meetings may, at their option, themselves give such notice. He shall have such other powers and duties as may be prescribed by the directors, the Chairman of the Board or the President.

SECTION 25. TREASURER.

         The Treasurer shall receive and have in charge all money, bills, notes, bonds, stocks in other corporations and similar property belonging to the Corporation and shall do with the same as shall be ordered by the directors. He shall keep accurate financial accounts and hold the same open for inspection and examination of the directors. On the expiration of his term of office, he shall turn over to his successor, or the directors, all property, books, papers and money of the Corporation in his hands. He shall have such other powers and duties as may be prescribed by the directors, the Chairman of the Board or the President.

SECTION 26. DELEGATION OF DUTIES.

         The directors are authorized to delegate the duties of any officers to any other officer and generally to control the action of the officers and to require the performance of duties in addition to those mentioned herein.

SECTION 27. COMPENSATION.

         The directors are authorized to determine or to provide the method of determining the compensation of all officers and directors.

SECTION 28. SIGNING CHECKS AND OTHER INSTRUMENTS.

         The directors are authorized to determine or provide the method of determining how checks, notes, bills of exchange and similar instruments shall be signed, countersigned or endorsed.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 29. INDEMNIFICATION.

         The Corporation shall indemnify any director or officer and any former director or officer of the Corporation and any such director or officer who is or has served at the request of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (and his heirs, executors and administrators) against expenses, including attorney's fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him by reason of the fact that he is or was such director, officer or trustee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by applicable law. The indemnification provided for herein shall not be deemed to restrict the power of the Corporation (i) to indemnify employees, agents and others to the extent not prohibited by law, (ii) to purchase and maintain insurance or furnish similar protection on behalf of or for any person who is or was a director, officer or employee of the Corporation, or any person who is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such, and (iii) to enter into agreements with persons of the class identified in clause (ii) above indemnifying them against any and all liabilities (or such lesser indemnification as may be provided in such agreements) asserted against or incurred by them in such capacities.

                     PROVISIONS IN ARTICLES OF INCORPORATION

SECTION 30. PROVISIONS IN ARTICLES OF INCORPORATION.

         These Regulations are at all times subject to the provisions of the Articles of Incorporation of the Corporation as the same may be in effect from time to time.

                                LOST CERTIFICATES

SECTION 31. LOST CERTIFICATES.

         The directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon such terms and conditions as they may deem advisable upon satisfactory proof of loss or destruction thereof. When authorizing such issue of a new certificate, the directors may, as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the directors shall require and/or to give the Corporation a suitable bond or indemnity against loss by reason of the issuance of a new certificate.

                                  RECORD DATES

SECTION 32. RECORD DATES.

For any lawful purpose, including, without limitation, the determination of the shareholders who are entitled to: (i) receive notice of or to vote at a meeting of shareholders; (ii) receive payment of any dividend or distribution; (iii) receive or exercise rights of purchase of or subscription for, or exchange or conversion of, shares or other securities, subject to contract rights with respect thereto; or (iv) participate in the execution of written consents, waivers, or releases, the directors may fix a record date which shall not be a date earlier than the date on which the record date is fixed and, in the cases provided for in clauses (i), (ii) and (iii) above, shall not be more than ninety
(90) nor fewer than seven (7) days, unless the Articles of Incorporation specify a shorter or a longer period for such purpose, preceding the date of the meeting of the shareholders, or the date fixed for the payment of any dividend or distribution, or the date fixed for the receipt or the exercise of rights, as the case may be.

                           CONTROL SHARE ACQUISITIONS

SECTION 33. CONTROL SHARE ACQUISITIONS.

         The Corporation shall not be subject to the provisions of Section 1701.831 of the Ohio Revised Code regarding "control share acquisitions" of shares of the Corporation.

                                   AMENDMENTS

SECTION 34. AMENDMENTS.

         (a) These Regulations may be altered, changed or amended in any respect or superseded by new Regulations in whole or in part, by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation.

         (b) Notwithstanding the provisions of Section 34(a) hereof and notwithstanding the fact that a lesser percentage may be specified by law or any other provision of these Regulations, the amendment, alteration, change or repeal of, or adoption of any provisions inconsistent with, Sections 6, 8, 9, 33 or 34 of these Regulations shall require the affirmative vote of at least eighty (80%)percent of the shares, entitling them to exercise a majority of the voting power of the Corporation, unless such amendment, alteration, change, repeal or adoption has been recommended by at least two-thirds of the members of the Board of Directors of the Corporation then in office, in which event the provisions of
Section 34(a) hereof shall apply.

PROXY ANNUAL MEETING                                        UNITED BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint _________________, ____________________ and
________________________, as Proxies, each with the power to appoint his substitute, and hereby authorize each of them to represent and to vote, as designated below, all the common shares of United Bancorp, Inc. held of record by the undersigned on March 6, 2001, at the Annual Meeting of Shareholders to be held on April 18, 2001, or any adjournment thereof.

1.       TO ELECT AS DIRECTORS THE NOMINEES SET FORTH BELOW:

         [ ]  FOR all of the nominees listed         [ ]  WITHHOLD AUTHORITY to
              below (except as marked to the              vote for all of the
              contrary below).                            nominees listed below.

         INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

                  James W. Everson                   Richard L. Riesbeck
                  John M. Hoopingarner               Matthew C. Thomas


2. AUTHORIZATION OF PREFERRED SHARES - To approve amending and restating United Bancorp's Articles of Incorporation to provide for 2,000,000 authorized preferred shares.

         [ ]  FOR                    [ ]  AGAINST                   [ ]  ABSTAIN

3. ELIMINATION OF CUMULATIVE VOTING - To approve amending and restating United Bancorp's Articles of Incorporation to eliminate the right of cumulative voting in the election of directors.

         [ ]  FOR                    [ ]  AGAINST                   [ ]  ABSTAIN

4. ADDITION OF SUPERMAJORITY SHAREHOLDER VOTE AND FAIR PRICE PROVISIONS - To approve amending and restating United Bancorp's Articles of Incorporation to clarify and to add provisions requiring a supermajority shareholder vote and the payment of a fair price in certain mergers and other business combinations.

         [ ]  FOR                    [ ]  AGAINST                   [ ]  ABSTAIN

5. SHAREHOLDER VOTE REQUIRED - To approve amending and restating United Bancorp's Articles of Incorporation to reduce the shareholder vote required to authorize mergers and other actions that are first approved by United Bancorp's

         Board of Directors from two-thirds of the total voting power of the shareholders to a majority of the voting power.

         [ ]  FOR                    [ ]  AGAINST                   [ ]  ABSTAIN

6. TECHNICAL REVISIONS TO THE ARTICLES OF INCORPORATION - To approve amending and restating United Bancorp's Articles of Incorporation, as more fully described in the accompanying Proxy Statement, to make certain technical and correcting changes.

         [ ]  FOR                    [ ]  AGAINST                   [ ]  ABSTAIN

7. AMENDMENT AND RESTATEMENT OF THE CODE OF REGULATIONS - To approve amending and restating United Bancorp's Code of Regulations, as more fully described in the accompanying Proxy Statement.

         [ ]  FOR                    [ ]  AGAINST                   [ ]  ABSTAIN

8. Upon the direction of the Board of Directors, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR EACH OTHER PROPOSAL. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND FOR EACH OTHER PROPOSAL.

Date:                 , 2001
     -----------------
                                       -----------------------------------------


                                       -----------------------------------------

NOTE: Please sign exactly as name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          YOUR VOTE IS IMPORTANT. PLEASE MAKE, SIGN, DATE AND MAIL THIS
             PROXY FORM WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
                                    MEETING.

               A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.